UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2004

CONSOLIDATED PICTURES CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-33327	13-4151225

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 NW 163rd Drive, North Miami Beach Florida	33169

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 623-1140

2789 NE 5th Street, Pompano Beach, Florida 33062

(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

History

Consolidated Pictures Corp. ("CPC" or the "Company") was incorporated in Delaware on January 16, 2001.  CPC's business plan was to develop, produce, market, and distribute low-budget films, created using digital video technologies. The Company planned to distribute its films directly to the international and domestic markets on DVDs sold on its websites. On May 30, 2001 the Company filed a registration statement with the Securities and Exchange Commission to publicly offer up to $250,000 of CPC's securities, in a self-underwritten offering, so as to have funds to proceed with the Company's business plan which required at least $62,500 to create the first film property. On September 4, 2001, the offering was deemed effective and the Company proceeded to offer its securities. By September 2003, the Company had raised a total of only $13,950 from approximately 80 investors and the Company terminated the offering.  After termination of the public offering, the Company attempted until September 2004, without success, to raise additional funds through borrowings and the possible private sale of its securities.

During the period from inception until September 2004, Mr. Avery Pack, the Company's then President, worked to execute the business plan, without compensation, with what little resources were available while trying to raise additional funds.

Having determined that CPC would be unable to raise sufficient funds to be successful in the production and distribution of films, on September 14, 2004, CPC commenced discussions with Y-Tel International LLC ("Y-Tel") regarding a reverse merger with CPC.

To facilitate, the transaction with Y-Tel, on October 11, 2004, Avery Pack agreed to acquire the CPC intellectual property which included the CPC Internet domain name and website as well as film concepts and supporting development materials in exchange for all monies owed to him by the Company including shareholder advances by him to the Company of $1,362 and any claims he may have had for salary or reimbursement of expenses.

On October 12, 2004, CPC and Y-Tel entered into the Agreement and Plan of Reorganization described in detail below.

Acquisition

On October 12, 2004, the Company entered into an Agreement and Plan of Reorganization (the "Agreement") with Y-Tel International, LLC, a Florida limited liability company ("Y-Tel") wherein the Company agreed to issue 10,000,000 restricted shares in exchange for all of the issued and outstanding membership interests of Y-Tel (the "Transaction"). At the Closing, Health Care Services L.C., a Florida limited liability company purchased 1,450,400 shares of the Company's common stock from Avery Pack, the Company's director and President, for $158,334. As a condition to Closing the Transaction, Steve Lipman was elected to serve as a member of the Company's Board of Directors together with Avery Pack. Furthermore, it is expected that after a 10-day notice to shareholders, Avery Pack will resign as a director and Garry McHenry and Jon McMurray will be appointed to the Company's Board of Directors.

Item 5.01. Changes in Control of Registrant.

The Acquisition

On October 12, 2004, Y-Tel was acquired by CPC and became a wholly owned subsidiary of CPC.  The acquisition occurred pursuant to the Agreement dated as of the same date.  Immediately prior to the Acquisition, CPC had 4,579,900 outstanding shares of common stock and no outstanding shares of preferred stock.  In accordance with the Agreement CPC issued 10,000,000 shares of its common stock to the members of Y-Tel in exchange for all of the outstanding membership interests of Y-Tel.  Immediately after the Acquisition (i) the current stockholders of CPC owned 3,129,500 shares, or approximately 21%, and (ii) CPC is now controlled by the former members of Y-Tel, who own 69% of the outstanding CPC shares.  The share exchange ratio in the Acquisition was determined through arms-length negotiations between CPC and Y-Tel.

Simultaneously with the closing of the Acquisition, Mr. Pack, the then President and director of CPC, sold 1,450,400 shares of his CPC common stock for $158,334 to Health Care Services, L.C. ("HCS").  The shares are restricted shares.  HCS is a business associate of Y-Tel but it or its officers, directors, or managers are not affiliates of either Y-Tel or CPC.  The shares were acquired by HCS for investment purposes and not with a view toward distribution. Mr. Pack resigned as President at the time of closing of the Acquisition and is presently a member of the Board of Directors of CPC.

Change of Executive Officers and Directors

The following table sets forth the names and ages of the incoming directors and executive officers of the Company, the principal offices and positions with the Company held by each person. Messrs. McHenry and McMurray will become directors of the Company effective October 23, 2004, which is 10 days after the mailing of the Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14F-1 thereunder to the Company's shareholders. The executive officers of the Company are elected annually by the Board. The directors serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board. Unless described below, there are no family relationships among any of the directors and officers.

Name	Age	Position
Steve Lipman	51	President and Director
John T. Conroy	47	Secretary and Treasurer
Garry McHenry	46	Director
Jon McMurray	43	Director

Steve Lipman has over twenty years of senior executive experience in general management strategic planning, operations, and sales and marketing.  Mr. Lipman has been responsible for the restructuring of several companies, the development of various products and the introduction of new marketing and advertising concepts.  In September 2004 Mr. Lipman was appointed President of Y-Tel International, LLC.  For the past four years he was the CEO of Market Force, Inc., a finance and marketing consulting company established to support small to medium size public companies with growth strategies. From 1997 to 2000 Mr. Lipman was President of Carrosell, Inc., a private company with revenues of $20 million, engaged in the airport advertising business.  He had previously served as President/Chairman of the Board from 1995 to 1997 for Satellite Control Tech, Inc., an $80 million public company specializing in GPS/Cellular and paging for vehicle monitoring, tracking, and recovery.  For the prior eight years he served as President for a re-recordable microchip public company and a licensing and advertising agency.

Garry McHenry is currently working as a consultant in the Miami office developing new business for International Telekom, LLC, a subsidiary of Y-Tel International, LLC ("Y-Tel"). Prior to joining Y-Tel, Mr. McHenry was Vice President of Sales for SATX, a public company that was developing GPS tracking and prepaid cell phone businesses. Mr. McHenry has worked for Qwest Communications in its Hospitality Long Distance division. He was also Vice President of International Sales for Bright Technologies, a company that developed fixed wireless pay phones. Garry is a graduate of Rochester Institute of Technology.

Jon L. McMurray was the Co-Founder of Y-Tel International, LLC ("Y-Tel"). Jon was instrumental in the development of a Carrier based Switch Hub in Miami, Florida, and the Panama hub located in the country of Panama. Prior to Y-Tel he worked with a private Atlanta based long distance Company developing new markets for the network. Prior to getting involved in telecommunications, Jon owned his own construction company for 22 years in Baldwin County, located in South Alabama.

John T. Conroy was a co-founder of Y-Tel International, LLC ("Y-Tel") in 2003 and is currently its Treasurer.  In 1993 Mr. Conroy founded Pestop in Baton Rouge, LA, and has been its President up to the present.  Pestop developed the first chain of retail pest control stores in Louisiana and it is now the largest retailer of professional pest control products in the Southeastern United States.  Mr. Conroy has a B.A. in Business Administration and Accounting from the University of Tennessee and in 1985 he received his Certified Public Accountant license from Florida.

Compensation of Directors and Executive Officers

The Company currently does not pay any cash salaries to any directors.

Upon the closing of the Acquisition, the Company had assumed responsible for the following employment and consulting contracts entered into by Y-Tel: (i) On September 27, 2004 Y-Tel entered into a two-year employment agreement with Mr. Lipman to be President and with Mr. Conroy to be Secretary/Treasurer.  Compensation to each is $12,000 per month.  Mr. Lipman's salary began on September 27, 2004 and Mr. Conroy's will begin on November 1, 2004; (ii) On September 27, 2004 Y-Tel entered into three Consulting Agreements with Mr. McHenry, Mr. Epstein, and Mr. McMurray, respectively.  Each Consulting Agreement is for a term of eight months with compensation payable at $12,000 per month.

Security Ownership of Certain Beneficial Owners and Management

After the closing of the acquisition of Y-Tel by the Company, there are 14,579,900 shares of the Company's common stock issued and outstanding. In addition there are 27,900 Class A warrants and 27,900 Class B warrants. Each warrant entitles the holder to acquire one share of common stock. The Class A warrants are exercisable at $1.00 per share and expire on September 4, 2005. The Class B warrants are exercisable at $1.50 per share and expire on September 4, 2006 The following table sets forth the number of the Company's shares beneficially owned by each person who, after the closing, owns beneficially more than 5% of the Company's common stock, as well as the ownership of such shares by each new and proposed director of the Company and the shares beneficially owned by the new and proposed directors and officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (approx.)
Avery Pack 2789 NE 5th Street Pompano Beach, FL 33062	3,000,600	21%
Steve Lipman 806 O'Neal Lane Baton Rouge, LA 70816	1,166,392	8%
Garry McHenry (1) 6160 NW 91st Ave. Parkland, FL 33067	716,983	5%
Jon McMurray (1)(4) Gin Creek, Inc. P.O. Box 475 Montrose, AL 36559	989,832	7%
Avitra SA (2)(4) Juncal 1327 Piso 18 Montevideo-11.000 Uruguay	1,484,748	10%
Conroy Management & Assoc. (3)(4) 806 O'Neal Lane Baton Rouge, LA 70816	1,187,799	8%
Terry Lipham 9940 Gulf Blvd. Treasure Island, FL 33706	989,832	7%
CGA (4) 806 O'Neal Lane Baton Rouge, LA 70816	1,286,782	9%
Health Care Services, L.C. (5) 1050 S.E. Monterey Rd. #101 Stuart, FL 34994	1,450,400	10%
All Officers and Directors as a Group (4 persons) (6)	4,918,920	34%

(1)    Messrs. McHenry and McMurray are not expected to become directors until October 23, 2004, which is 10 days after the mailing of the Information Statement pursuant to Section 14(f) of  the Securities Exchange Act of 1934 and Rule 14f-1 thereunder to the Company's shareholders.

(2)       Avitra SA is a corporation principally owned by Gil Epstein.

(3)    Conroy Management & Associates is principally owned by John Conroy.

(4)    CGA is a partnership owned by Messrs. Epstein, Conroy, and McMurray.

(5)    Health Care Services, L.C. is a limited liability company principally owned by Nicholas Elliott.

(6)    Assumes the resignation of Avery Pack on October 23, 2004 and the appointment of Messrs. McHenry and McMurray.  Includes 857,854 shares in the name of CGA, of which 428,927 which are beneficially owned by Mr. McMurray and 428,927 which are beneficially owned by Mr. Conroy.

Y-Tel International, LLC.

Y-Tel International, LLC was organized in Florida on August 8, 2003. Y-Tel provides long-distance and other telecom related services to phone companies. Y-Tel's corporate office is located in Miami, Florida and has operating locations in Miami, Florida and foreign operations in Panama City, Panama. During 2003, the Miami facility provided services to Nigeria and Somalia through Customer Service Agreements with iBasis and ITXC. Operations from the Miami Hub shifted to the Caribbean subsequent to completing the Digicel Agreement in February 2004. The Miami facility generated minimal revenue and is considered to be in the development stage. The Panama facility was not operational as of December 31, 2003 and is also considered to be in the development stage.

The mission of Y-Tel is to become a Tier-1 provider of telecommunications services, on a global scale, to International carriers, Internet Service Providers (ISP's), foreign governments and private industry.

In the re-emergence of the telecom industry, it has become apparent the key ingredients to success will be those companies that can merge the elements of technology, business, tactical positioning and quality of service to form new and dynamic service providers. In this new telecom era, many of the current operating companies have had to revise their methods of operation; costs and marketing to adhere to the global economic conditions. Telecommunications companies are looking to align themselves with strategic global partners.

Y-Tel is currently targeting markets in the rapidly developing Americas region (Caribbean, Central and South America). This area has been selected because it encompasses one of the fastest growing, underserved, regions among the emerging telecommunications markets. Previously, this area of the world was highly regulated and controlled by Cable & Wireless. Now, this situation is changing, with privatization, global partnering and deregulation. Recent economic reforms and political stability in many countries have spurred confidence and improved business prospects for operators, equipment manufacturers and service companies. There have been a series of regulatory and privatization initiatives and these regions are seeing the benefits of this increasingly liberalized operating environment.

Y-Tel has positioned itself to become a principal telecommunications provider in the region. With the Company's recent affiliation with Digicel and Conecel, the completion of seven years establishing the political contacts and conceptually building the Y-Tel's network and existing infrastructure in Miami and Panama, management believes Y-Tel will effectively compete for the voice and data traffic in the region.

Y-Tel has already laid the foundation and has completed 98% of the network infrastructure to quickly penetrate the target markets. The management team has completed agreements with Digicel USA, located in Kingston Jamaica and Conecel, located in Guayaquil, Ecuador. Digicel is one of the fastest growing GSM cellular providers in the Caribbean and also provides the backbone for Y-Tel's quick entrance into the Caribbean calling card market. Conecel is one of the major cellular providers in Ecuador.

Y-Tel's strategy is to align itself with other similar carriers in addition to Digicel and Conecel, thereby capturing a significant part of the market share. Because Y-Tel is committed to providing its customers quality routes, state of the art technical assistance, competitive rates, combined with Y-Tel's ability to deploy quickly, should give Y-Tel and its selected partners an advantage over the competition.

The Miami HUB is currently operational and is generating revenue. During 2003, Y-Tel completed installation of an international gateway switch, capable of handling multiple international carriers. The HUB's connectivity includes satellite, VoIP, fiber, and the NAP (Network Access Point). The facility employs seven full-time employees on-site, all of whom are committed to ensuring that Y-Tel provides the highest quality of service. All resources to date have been devoted to servicing Digicel and expanding the network throughout the Caribbean Region. Future plans for Miami include implementation of a prepaid calling card platform, expanded facilities in Ecuador and expanded international routes.

The Panama HUB, located in Panama City, is intended to become operational before the end of 2004. Since the end of 2003, Y-Tel was busy with the installation of its second international gateway switch, capable of handling multiple international carriers. The Panama HUB is 98% completed and employs one full-time employee. It is also intended that the Panama HUB will be used as a gateway to international destinations. Y-Tel is also working toward the completion of a joint venture with local termination in Panama City, although there is no assurance that such joint ventures will be effected.

Risk Factors

The following risk factors relating to Y-Tel should be carefully considered. Any of the following risks could materially harm the business of the Company.

A Development Stage Company

Y-Tel is in the development stage and is subject to all the business risks associated with a new enterprise, including uncertainties regarding product development, constraints on Y-Tel's financial and personnel resources, and dependence on and need for third-party relationships. Y-Tel has had limited revenues to date and there can be no assurance as to when or whether it will be able to continue to develop sources of revenue or that its operations will become profitable, even if it is able to continue to generate revenue. Y-Tel will need to raise additional finances to be able to further its development plans, however, there can be no assurances Y-Tel will be able to raise additional funds.

Further Financing cannot be Guaranteed

Y-Tel needs to raise additional capital in order to meet its business plan, and the required additional financing may not be available on terms acceptable to Y-Tel, or at all. There can be no assurances that Y-Tel's anticipated future financings will occur, or that such financings will be available on acceptable terms. Neither Y-Tel's affiliates, nor any other person has made a binding commitment for an investment of additional funds in Y-Tel, and a number of factors beyond their control and Y-Tel's control make any future financings uncertain. No one should rely on the prospect of future financings in evaluating Y-Tel.

Ability to Obtain or Sustain Market Acceptance for Services and Products

Y-Tel does not intend to engage in advertising during its development phase. Failure to establish a brand and presence in the marketplace on a timely basis could adversely affect the financial condition and operating results of Y-Tel. Moreover, Y-Tel cannot be sure that it will successfully complete the development and introduction of new products or product enhancements or that any new products developed will achieve acceptance in the marketplace. It may also fail to develop and deploy new products and product enhancements on a timely basis.

The Market for Services and Products in the Telecommunications Industry is Competitive; Y-Tel may not be able to Compete Successfully

The market for services and products in the telecommunications industry is highly competitive. Most of these competitors have longer operating histories and significantly greater financial, technical, marketing and other resources than Y-Tel, and may be able to respond more quickly than Y-Tel can to new or changing opportunities and customer requirements. Also, the competitors have greater name recognition and more extensive customer bases that they can leverage to gain market share. These competitors are able to undertake more extensive promotional activities, adopt more aggressive pricing policies and offer more attractive terms to purchasers than Y-Tel can.

Loss of Key Executives and Failure to Attract Qualified Management could Limit Growth and Negatively Impact Operations

Y-Tel depends highly upon its senior management team. It will continue to depend on operations management personnel with telecommunication industry experience. At this time, Y-Tel does not know the availability of such experienced management personnel or how much it may cost to attract and retain such personnel. The loss of the services of any member of senior management or the inability to hire experienced operations management personnel could have a material adverse effect on the operations and financial condition of Y-Tel.

Results of Operations will Fluctuate

Y-Tel's revenues and results of operations will vary from quarter to quarter in the future. A number of factors, many of which are outside its control, may cause variations in its results of operations, including:

o  demand and price for services and products;
o  the timing and recognition of product and service income;
o  unexpected delays in developing and introducing services and products;
o  increased expenses, whether related to marketing, product development or administration or otherwise;
o  the mix of revenues derived from services and products;
o  the hiring, retention and utilization of personnel;
o  general economic factors; and
o  changes in the revenue recognition policies required by generally accepted accounting principles.

Other Companies may Claim Infringement of their Intellectual Property or Proprietary Rights

Y-Tel does not believe that its products, services, or processes violate third party intellectual property rights. Nevertheless, there is no guarantee that such rights are not being, and will not be, violated. If any of the products or processes are found to violate third party intellectual property rights, Y-Tel may be required to re-engineer one or more of those products or processes or seek to obtain licenses from third parties to continue offering its products or processes without substantial re-engineering, and such efforts may not be successful.

Success Depends on the Ability to Protect Proprietary Technology

Y-Tel's success depends, to a significant degree, upon the protection of its, and that of its licensors', proprietary technologies. Y-Tel also relies on trade secrets and contract law to protect certain of its proprietary technology. There can be no assurance that any such contract will not be breached, or that if breached, it will have adequate remedies. Furthermore, there can be no assurance that any of Y-Tel's trade secrets will not become known or independently discovered by third parties.

There can be no assurance that others will not independently develop substantially equivalent proprietary information and techniques or otherwise gain access to Y-Tel's trade secrets and know-how. In addition, Y-Tel may be required to obtain licenses to patents or other proprietary rights from third parties. There can be no assurance that any licenses required under any patents or proprietary rights would be made available on acceptable terms, if at all. If Y-Tel does not obtain required licenses, it may encounter delays in product development or find that the development, manufacture or sale of products requiring such licenses could be foreclosed. Additionally, it may, from time to time, support and collaborate in research conducted by universities and governmental research organizations. There can be no assurance that it will have or be able to acquire exclusive rights to the inventions or technical information derived from such collaborations, or that disputes will not arise with respect to rights in derivative or related research programs conducted by Y-Tel or collaborators.

Our Network may not be able to Accommodate our Capacity Needs

We expect the volume of traffic we carry over our network to increase significantly as we expand our operations and service offerings. Our network may not be able to accommodate this additional volume. In order to ensure that we are able to handle additional traffic, we may have to enter into long-term agreements for leased capacity. To the extent that we overestimate our capacity needs, we may be obligated to pay for more transmission capacity than we actually use, resulting in costs without corresponding revenues. Conversely, if we underestimate our capacity needs, we may be required to obtain additional transmission capacity from more expensive sources. If we are unable to maintain sufficient capacity to meet the needs of our users, our reputation could be damaged and we could lose users.

We Face a Risk of Failure of Computer and Communications Systems used in our Business

Our business depends on the efficient and uninterrupted operation of our computer and communications systems as well as those that connect to our network. We maintain communications systems in Miami, Florida and Panama City, Panama. Our systems and those that connect to our network are subject to disruption from natural disasters or other sources of power loss, communications failure, hardware or software malfunction, network failures and other events both within and beyond our control. Any system interruptions that cause our services to be unavailable, including significant or lengthy telephone network failures or difficulties for users in communicating through our network or portal, could damage our reputation and result in a loss of users.

Our Computer Systems and Operations may be Vulnerable to Security Breaches

Our computer infrastructure is potentially vulnerable to physical or electronic computer viruses, break-ins and similar disruptive problems and security breaches that could cause interruptions, delays or loss of services to our users. We believe that the secure transmission of confidential information over the Internet, such as credit card numbers, is essential in maintaining user confidence in our services. We rely on licensed encryption and authentication technology to effect secure transmission of confidential information, including credit card numbers. It is possible that advances in computer capabilities, new technologies or other developments could result in a compromise or breach of the technology we use to protect user transaction data. A party that is able to circumvent our security systems could misappropriate proprietary information or cause interruptions in our operations. Security breaches also could damage our reputation and expose us to a risk of loss or litigation and possible liability. Although we have experienced no security breaches to date of which we are aware, we cannot guarantee you that our security measures will prevent security breaches.

Operating Internationally Exposes us to Additional and Unpredictable Risks

We intend to continue to enter additional markets in the Caribbean and Latin America to expand our existing operations outside the United States. International operations are subject to inherent risks, including:

o  potentially weaker protection of intellectual property rights;
o  political instability;
o  unexpected changes in regulations and tariffs;
o  fluctuations in exchange rates;
o  varying tax consequences;
o  uncertain market acceptance and difficulties in marketing efforts due to language and cultural differences.

Government Regulation and Legal Uncertainties Relating to IP Telephony could Harm our Business

Historically, voice communications services have been provided by regulated telecommunications common carriers. We offer voice communications to the public for international and domestic calls using IP telephony, and we do not operate as a licensed telecommunications common carrier in any jurisdiction. Based on specific regulatory classifications and recent regulatory decisions, we believe we qualify for certain exemptions from telecommunications common carrier regulation in many of our markets. However, the growth of IP telephony has led to close examination of its regulatory treatment in many jurisdictions making the legal status of our services uncertain and subject to change as a result of future regulatory action, judicial decisions or legislation in any of the jurisdictions in which we operate. Established regulated telecommunications carriers have sought and may continue to seek regulatory actions to restrict the ability of companies such as ours to provide services or to increase the cost of providing such services. In addition, our services may be subject to regulation if regulators distinguish phone-to- phone telephony service using IP technologies over privately-managed networks such as our services from integrated PC-to-PC and PC-originated voice services over the Internet. Some regulators may decide to treat the former as regulated common carrier services and the latter as unregulated enhanced or information services.

Application of new regulatory restrictions or requirements to us could increase our costs of doing business and prevent us from delivering our services through our current arrangements. In such event, we would consider a variety of alternative arrangements for providing our services, including obtaining appropriate regulatory authorizations for our local network partners or ourselves, changing our service arrangements for a particular country or limiting our service offerings. Such regulations could limit our service offerings, raise our costs and restrict our pricing flexibility, and potentially limit our ability to compete effectively. Further, regulations and laws which affect the growth of the Internet could hinder our ability to provide our services over the Internet.

We may not be able to keep Pace with Rapid Technological Changes in the Communications Industry

Our industry is subject to rapid technological change. We cannot predict the effect of technological changes on our business. In addition, widely accepted standards have not yet developed for the technologies we use. We expect that new services and technologies will emerge in the market in which we compete. These new services and technologies may be superior to the services and technologies that we use, or these new services may render our services and technologies obsolete.

To be successful, we must adapt to our rapidly changing market by continually improving and expanding the scope of services we offer and by developing new services and technologies to meet customer needs. Our success will depend, in part, on our ability to license leading technologies and respond to technological advances and emerging industry standards on a cost-effective and timely basis. We will need to spend significant amounts of capital to enhance and expand our services to keep pace with changing technologies.

Item 8.01. Events.

As a result of the Acquisition, CPC has moved its principal executive offices to 1100 NW 163rd Drive, North Miami Beach, Florida 33169.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statement of Businesses Acquired.

The consolidated financial statements as of December 31, 2003 and for the period from August 8, 2003 (inception) to December 31, 2003 of Y-Tel appear beginning on page F-1 of this Current Report on Form 8-K and are hereby incorporated by reference herein. The required interim financial statements will be filed by amendment to this report not later than 71 days after the date this Current Report on form 8-K as required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Article 11 of Regulation S-X has not been presented because CPC had no operations at the time of the merger.

(c) Exhibits.

2.1	Agreement and Plan of Reorganization dated as of October 12, 2004 between CPC and Y-Tel.
10.1	Employment Agreement between Y-Tel and Steve Lipman dated September 27, 2004.
10.2	Employment Agreement between Y-Tel and John Conroy dated September 27, 2004.
10.3	Consulting Agreement between Y-Tel and Gil Epstein dated September 27, 2004.
10.4	Consulting Agreement between Y-Tel and Jon McMurray dated September 27, 2004.
10.5	Consulting Agreement between Y-Tel and Garry McHenry dated September 27, 2004.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 17, 2004

Consolidated Pictures Corp.

Registrant

By:	/s/ Steve Lipman

Steve Lipman President

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization dated as of October 12, 2004 between CPC and Y-Tel.
10.1	Employment Agreement between Y-Tel and Steve Lipman dated September 27, 2004.
10.2	Employment Agreement between Y-Tel and John Conroy dated September 27, 2004.
10.3	Consulting Agreement between Y-Tel and Gil Epstein dated September 27, 2004.
10.4	Consulting Agreement between Y-Tel and Jon McMurray dated September 27, 2004.
10.5	Consulting Agreement between Y-Tel and Garry McHenry dated September 27, 2004.

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Financial Statements
 For the Period from August 8, 2003 (Inception) to December 31, 2003

Page
Independent Auditor's Report	F1
Financial Statements:
Balance Sheet	F2
Statement of Operations	F3
Statement of Members' Equity	F4
Statement of Cash Flows	F5-F6
Notes to Financial Statements	F7-F16

INDEPENDENT AUDITORS' REPORT

Board of Directors and Members
Y-Tel International, LLC and Subsidiaries

We have audited the accompanying consolidated balance sheet of Y-Tel International, LLC and subsidiaries as of December 31, 2003, and the related statement of operations, members' equity, and cash flows for the period from August 8, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Y-Tel International, LLC, as of December 31, 2003, and the consolidated results of their operations and their cash flows for the period from August 8, 2003 (inception) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The Company's financial statements have been presented on the basis that the Company will continue as a going concern, which contemplates the ability to raise capital and the satisfaction of liabilities in the normal course of business. The Company incurred a net loss of $544,056 during 2003.  These factors raise substantial doubt about the Company's ability to continue as a going concern unless the Company enters into a significant revenue-bearing contract. Management is currently seeking additional equity or debt financing. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

/s/ Stonefield Josephson, Inc.
CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
August 19, 2004

F1

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Balance Sheet
December 31, 2003

Assets

Current assets:
Cash	$ 45,680
Accounts receivable	56,599
Prepaid expenses	16,000
Due from members	84,600
Note receivable	25,000

Total current assets	227,879

Fixed assets, net of accumulated depreciation of $8,903	422,660

Equipment installation in process	452,736

Deposits	33,600

$ 1,136,875

Liabilities and Members' Equity

Current liabilities:
Accounts payable	$ 85,452
Due to related parties	126,177
Loans payable	190,000

Total current liabilities	401,629

Members' equity:
Members' contributed capital, 1,000 member units authorized,
980 member units issued and outstanding	1,339,302
Deferred compensation net of amortization	(60,000)
Deficit accumulated during the development stage	(544,056)

Total members' equity	735,246

$ 1,136,875

The accompanying notes are an integral part of these financial statements.

F2

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Statement of Operations
For the Period from August 8, 2003 (Inception) to December 31, 2003

Sales	$ 76,924

Operating expenses:
Satellite, bandwidth and other telecommunications expenses	140,327
Contract labor paid to related party	144,447
Salaries and related expenses	2,137
Other personnel costs	150,000
Other general and administrative expenses	184,069

Total operating expenses	620,980

Net loss	$ (544,056)

Net loss per partnership interest unit -
basic and diluted	$ (1,688.15)

The accompanying notes are an integral part of these financial statements.

F3

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Statement of Members' Equity
For the Period from August 8, 2003 (Inception) to December 31, 2003
	Percentage
	interest			Total
	units	Member	Accumulated	members'
	issued	capital	deficit	equity

Capital Contributions:
August 2003, initial capitalization	580	$ 300,000	$ -	$ 300,000

October 2003, reduction in units
issued to initial members	(160)	-	-	-

October 2003, issuance of units
for services rendered	60	30,000	-	30,000

October 2003, merger with InTel
Communications, L.L.C.	315	489,302	-	489,302

October 2003, conversion of debt
to equity	105	165,000	-	165,000

December 2003, units issued
for cash investment	80	175,000	-	175,000

December 2003, additional paid in
capital for services rendered	-	120,000	-	120,000

Net loss for the period from
August 8, 2003 (inception) to
December 31, 2003	-	-	(544,056)	(544,056)

	980	$ 1,279,302	$ (544,056)	$ 735,246

The accompanying notes are an integral part of these financial statements.

F4

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Statement of Cash Flows
For the Period from August 8, 2003 (Inception) to December 31, 2003

Increase (Decrease) in Cash and Cash Equivalents
Cash flows provided by operating activities:
Net loss	$ (544,056)

Adjustments to reconcile net loss to net cash
provided by (used for) operating activities:
Depreciation and amortization	8,903
Amortization on deferred compensation	30,000
Compensation for services performed	120,000

Changes in assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	(56,599)
Prepaid expenses	(16,000)
Deposits	(33,600)

Increase (decrease) in liabilities:
Accounts payable and accrued expenses	85,452
Due to related party	126,177

Total adjustments	264,333

Net cash used for operating activities	(279,723)

Cash flows used for investing activities -
Property, plant and equipment	(223,936)

Cash flows provided by financing activities:
Proceeds from loans payable	190,000
Proceeds from issuance of membership interest	359,339

Net cash provided by financing activities	549,339

Net increase in cash	45,680
Cash, beginning of period	-

Cash, end of year	$ 45,680

The accompanying notes are an integral part of these financial statements.

F5

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Statement of Cash Flows
For the Period from August 8, 2003 (Inception) to December 31, 2003

Increase (Decrease) in Cash and Cash Equivalents
Supplemental disclosures of non-cash activities:
Acquisition of equipment through loan converted to membership interest
through merger with InTel Communications, L.L.C.	$ 343,700

Acquisition of equipment through merger with InTel Communications, L.L.C.	$ 1,663

Acquisition of notes receivables due from members through merger
with InTel Communications, L.L.C.	$ 143,860

Acquisition of equipment through loan converted to membership interest	$ 165,000

Deferrred compensation for issuance of membership interest	$ 90,000

Acquisition of equipment through direct payment by members
to membership interest	$ 150,000

Conversion of capital from merger with InTel Communications, L.L.C	$ 131,952

Interest paid	$ -

Taxes paid	$ -

The accompanying notes are an integral part of these financial statements.

F6

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Notes to Financial Statements
 For the Period from August 8, 2003 (Inception) to December 31, 2003

(1)        Summary of Significant Accounting Policies:

Nature of Business:

The financial statements include the activities of Y-Tel International, L.L.C. (Y-Tel) and its wholly-owned subsidiaries, Y-Tel International - Panama, S.A. (Y-Tel Panama) and InTel Communications, L.L.C. (InTel), collectively called the Company. The Company is in the development stage.

Y-Tel was organized in Florida on August 8, 2003. Y-Tel Panama was incorporated in the Republic of Panama on September 1, 2003.  InTel was organized in Florida on June 16, 2003, and acquired by Y-Tel on October 26, 2003.

The Company provides long-distance and other telecom related services to phone companies.  The Company's corporate office is located in Baton Rouge, Louisiana and has operating locations in Miami, Florida and foreign operations in Panama City, Panama.  During 2003, the Miami facility provided services to Nigeria and Somalia through Customer Service Agreements with iBasis and ITXC.  Operations from the Miami Hub shifted to the Caribbean subsequent to completing the Digicel Agreement in February 2004.  The Miami facility generated minimal revenue and is considered to be in the development stage.  The Panama facility was not operational as of December 31, 2003 and is also considered to be in the development stage.

Management's Plans for Funding:

Management is currently working on a funding package to provide $2.5 million for the Company.  The funds will be in the form of a convertible debt instrument.

Management is also working on a plan to raise an additional $2.5 million in capital through the reverse merger into a publicly traded shell.

Foreign Operations and Concentrations:

The Company's customers are U.S. based with traffic terminating in foreign countries. In 2003, 98% of the Company's revenue was derived from one customer.  At December 31, 2003, 97% of accounts receivable were due from this same customer.  Equipment with a cost of $452,736 is located outside the United States of America.

In 2003, the Company incurred $99,973 of terminating carrier expenses with GTE Nigeria.  Included in accounts payable at December 31, 2003 is $67,362 payable to GTE Nigeria.

F7

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Notes to Financial Statements
 For the Period from August 8, 2003 (Inception) to December 31, 2003

(1)        Summary of Significant Accounting Policies, Continued:

Cash and Cash Equivalents:

For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

Revenue Recognition:

The Company's revenue is created primarily from the sale of traffic (minutes) to other telecom companies.  Revenue is recognized when invoiced to the customer, which approximates the time the phone calls are placed.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Due from Members:

The Company has outstanding advances to members related to the acquisition of InTel.  The advances do not bear interest or contain a maturity date. Management expects the advances to be paid before the end of 2005.

Note Receivable:

The Company has one outstanding note receivable related to the major principal of SunGlobe Telecommunications, Inc. (see Note 8). The note does not bear interest nor contain a maturity date. . Management expects the advances to be paid before the end of 2004.

Allowance for Bad Debts:

Management believes all receivables are fully collectible at December 31, 2003 and therefore, an allowance for bad debts has not been recorded on the financial statements.

Fair Value:

Unless otherwise indicated, the fair values of all reported assets and liabilities which represent financial instruments, none of which are held for trading purposes, approximate carrying values of such amounts.

F8

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Notes to Financial Statements
 For the Period from August 8, 2003 (Inception) to December 31, 2003

(1)        Summary of Significant Accounting Policies, Continued:

Deferred Compensation:

Deferred compensation represents the estimated value of services provided by members in exchange for membership units or equity based on an employment agreement signed by the parties.  Such service costs are being amortized over a period of nine to twelve months.

Income Taxes:

Y-Tel has elected to be taxed as a partnership. As a result, any tax liability is not incurred by Y-Tel but is passed on to the individual members for reporting on each member's federal and state income tax return.  As a foreign entity which generates revenue in a foreign country, Panama does not file an income tax return in the United States.

Intangible Property Taxes:

Y-Tel was organized in the State of Florida and is subject to annual intangible property taxes.  This tax is based on the year end values of accounts receivable, loans and notes receivables, bonds and stocks.  The total intangible taxes for the year ended December 31, 2003 was $663.  No additional taxes were applicable to the Company for the year ended December 31, 2003.

Going Concern:

The Company's consolidated financial statements are prepared using the accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  Without realization of additional capital, it would be unlikely for the Company to continue as a going concern.

Management recognizes the Company must generate additional resources to enable it to continue operations.  Management's plans include convertible debt financing from an outside third party and sale of additional equity securities subsequent to merging into a public shell.  Both strategies should be completed before the end of October 2004.

Consolidation:

All inter-company accounts have been eliminated in consolidation. The results of operations of InTel have been included from the date of acquisition.

F9

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Notes to Financial Statements
 For the Period from August 8, 2003 (Inception) to December 31, 2003

(1)        Summary of Significant Accounting Policies, Continued:

Statement of Cash Flows:

In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows," cash flows from the Company's operations are calculated based upon Untied States currencies.

Comprehensive Income:

Comprehensive income consists of net income only and, accordingly, a separate Statement of Other Comprehensive Income is not presented in these financial statements.

Concentrations of Risk

The Company's accounts receivable are subject to potential concentrations of credit risk.  The Company does not believe that it is subject to any unusual, or significant risks in the normal course of its business.

New Accounting Pronouncements:

During April 2003, the FASB issued SFAS 149 - "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", effective for contracts entered into or modified after June 30, 2003, except as stated below and for hedging relationships designated after June 30, 2003. In addition, except as stated below, all provisions of this Statement should be applied prospectively.  The provisions of this Statement that relate to Statement 133 Implementation Issues that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied in accordance with their respective effective dates. In addition, paragraphs 7(a) and 13(a), which relate to forward purchases or sale of when-issued securities or other securities that do not yet exist, should be applied to both existing contracts and new contracts entered into after June 30, 2003.  The Company does not participate in such transactions, however, is evaluating the effect of this new pronouncement, if any, and will adopt FASB 149 within the prescribed time.

F10

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Notes to Financial Statements
 For the Period from August 8, 2003 (Inception) to December 31, 2003

(1)        Summary of Significant Accounting Policies, Continued:

New Accounting Pronouncements, Continued:

During May 2003, the FASB issued SFAS 150 - "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.  This Statement establishes standards for how an issuer classifies and measurers certain financial instruments with characteristics of both liabilities and equity.  It requires that an issuer classify a freestanding financial instrument that is within its scope as a liability (or on asset in some circumstances).  Many of those instruments were previously classified as equity.  Some of the provisions of this Statement are consistent with the current definition of liabilities in FASB Concepts Statement No. 6, Elements of Financial Statements.  The Company is evaluating the effect of this new pronouncement and will adopt FASB 150 within the prescribed time.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities "Interpretation 46 changes the criteria by which one company includes another entity in its consolidated financial statements.  Previously, the criteria were based on control through voting interest.  Interpretation 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. The consolidation requirements of Interpretation 46 apply immediately to variable interest entities created after January 31, 2003.  The consolidation requirements apply to older entities in the first fiscal year or interim period after June 15, 2003.  Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established.  The Company does not expect the adoption to have a material impact to the Company's financial position or result of operations.

(2)        Fixed Assets:

Fixed assets are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized.  When fixed assets are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations.  Depreciation is computed using various methods over the estimated useful lives of the assets, ranging from three to fifteen years.  Depreciation expense for the year ending December 31, 2003 was $8,903.

F11

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Notes to Financial Statements
 For the Period from August 8, 2003 (Inception) to December 31, 2003

(2)        Fixed Assets, Continued:

The two largest pieces of equipment are telecom switches, one located in Miami, Florida and the other located in Panama City, Panama.  These switches were acquired from a Member of the Company for a total of $673,350 (including $345,363 from the InTel acquisition (see Note 6). The equipment in Panama has not yet been placed in service and is shown on the balance sheet as Equipment Installation in Process.

A summary of fixed assets is as follows:

InTel Communications (Includes assets acquired from merger - Note 6):

Nortel DMS 250	$ 343,700
Cisco equipment	76,700
Battery plant	5,000
Data cabinets	3,000
Computers and software	3,163

431,563

Y-Tel Panama (Classified as equipment installation in process):

Nortel DMS 250	380,500
Cisco equipment	19,500
Battery plant	5,000
Satellite equipment	4,200
Computers and software	43,536

452,736

Total fixed assets	884,299

Less accumulated depreciation and amortization	8,903

Net fixed assets	$ 875,396

(3)        Loans Payable:

In November and December 2003, the Company received additional funding in the amount of $65,000 and $125,000 respectively.  In January 2004, the amounts were converted to membership equity of 4% and 5%, respectively, thereby eliminating the loans payable liability of $190,000.

(4)        Related Party Transactions:

As of December 31, 2003 the outstanding balance due to related parties was $126,177.  During 2003, the Company purchased several pieces of equipment and contract labor from a company owned by a member of the Company.

F12

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Notes to Financial Statements
 For the Period from August 8, 2003 (Inception) to December 31, 2003

(4)        Related Party Transactions, Continued:

In December 2003, the Company received an investment from an individual in the amount of $175,000.  The investment was a cash transaction between the investor and a company owned by a member of the Company for a total of 8% in membership interest.  The amount has been recorded as a due from related party against which $31,000 has been paid at December 31, 2003 leaving a balance of $144,000.

The details of the related party transactions are provided below:

Related to membership interest	$ 144,000
Related to acquisition (see Note 6)	34,260

Due from related parties	178,260

Due to related parties:
Equipment purchases	132,000
Contract labor	144,447
Rent reimbursement	3,800
Travel expense reimbursement	24,190

304,437

$ 126,177

(5)        Lease Obligations:

The Company leases its facilities in Miami and Panama and satellite bandwidth under leases that expire at various times through September 2008.  The following is a schedule of minimum lease payments for facilities and satellite bandwidth expenses:

Year ending December 31,
2004	$ 267,445
2005	150,000
2006	82,485
2007	80,880
2008	60,660

$ 641,470

Rent expense amounted to $34,480 and satellite bandwidth expense amounted to $16,068 for the period from August 8, 2003 to December 31, 2003, respectively.

F13

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Notes to Financial Statements
 For the Period from August 8, 2003 (Inception) to December 31, 2003

(6)        Acquisition of InTel Communications, L.L.C.:

On October 26, 2003, the Company acquired 100% of the membership interests in InTel Communications, L.L.C. The members of Y-Tel and InTel, surrendered their respective membership interests in each entity and subsequently received a new distribution of member interests based on the projected consolidated values of all the respective entities of the Company.  All the members agreed to the acquisition and their newly issued membership interest in Y-Tel.

The method used to determine the new allocation was an informed agreement among the members as to the acceptable partnership interest units. The members took into consideration, equity and equipment contributions, as well as technical expertise each member brought to the new company.

Inasmuch as the business was acquired from a related party, under Topic 5 G of the SEC Staff Accounting Bulletin, the assets acquired were recorded at their transferor's carryover basis as follows:

Cash		$ 79
Due from members:
Related to equipment purchases (see Note 4)	$ 34,260
Other member amounts	84,600

		118,860
Note receivable		25,000
Equipment		345,363

		$ 489,302

The amounts due from members consist of loans to various members of InTel prior to acquisition.  These loans are expected to be paid back to the Company during 2004 by the respective members.  The amounts due are non-interest bearing and are due on demand. The note receivable is due from an individual, is non-interest bearing and is due on demand.  Management is reviewing the allocation and will make purchase adjustments during the allocation period if necessary.

Consolidated results of operations have included the activity of InTel from the effective date of the acquisition. The following unaudited proforma information has been prepared as if the acquisition had taken place at the beginning of 2003.  This proforma does not purport to be indicative of future results or what would have occurred had the acquisition been made as of this date.

F14

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Notes to Financial Statements
 For the Period from August 8, 2003 (Inception) to December 31, 2003

(6)        Acquisition of InTel Communications, L.L.C., Continued:

Proforma Income Statement

Sales	$ 111,621

Operating expenses:
Satellite, bandwidth and other telecommunications expenses	163,154
Contract labor paid to related party	147,791
Salaries and related expenses	22,137
Other personnel costs	150,000
Other general and administrative expenses	233,096

Total operating expenses	716,178

Net loss	$ (604,557)

(7)        Basic and Fully Diluted Loss Per Partnership Interest Unit:

The Company computes earnings per partnership interest unit in accordance with the provisions of SFAS No. 128, "Earnings Per Share."  Basic earnings per partnership interest unit includes no dilution and is computed by dividing income (loss) available to members by the weighted average of membership units outstanding for the period.  Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity that were outstanding for the period, similar to fully diluted earnings per share.

A summary of the number of units used to compute earnings per partnership interest unit is as follows:

For the fiscal year ended December 31, 2003

Weighted average number of membership units used to compute basic earnings per partnership interest unit	322.28

Weighted average number of membership units equivalents	-

Weighted average number of membership units used to compute diluted earnings per partnership interest unit	322.28

F15

Y-Tel International, L.L.C. and Subsidiaries
(A Development Stage Company)
Notes to Financial Statements
 For the Period from August 8, 2003 (Inception) to December 31, 2003

(8)        Acquisition of SunGlobe Telecommunications, Inc.:

In December 2003 InTel entered into a letter of intent to purchase the assets or stock of SunGlobe Telecommunications, Inc, which filed for Chapter 11 bankruptcy on November 15, 2002.  The total price for the purchase was $330,000 cash of which a $25,000 deposit was put into escrow.

(9)        Development Stage Operations:

The Company was formed in August 2003.  Operations during the year were devoted to primarily raising capital, orchestrating the acquisition of InTel, taking over and improving InTel's facility in Miami, installing the facilities in Panama and various administrative functions.

(10)      Subsequent Events:

In March 2004, the name of the subsidiary, InTel, was changed to International Telekom, L.L.C.

F16